Tradr 2X Long AUR Daily ETF

Ticker: AURU

Tradr 2X Long GS Daily ETF

Ticker: GSX

Tradr 2X Long LYFT Daily ETF

Ticker: LYFX

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 22, 2026, to the currently effective Prospectus, Summary Prospectuses and

Statement of Additional Information (“SAI”).

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the Tradr 2X Long AUR Daily ETF, Tradr 2X Long GS Daily ETF, and Tradr 2X Long LYFT Daily ETF (each a “Fund”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund.

Each Fund will create and redeem creation units through February 19, 2026 (the “Closing Date”), which will also be the last day of trading on the Cboe BZX Exchange, Inc., each Fund’s principal U.S. listing exchange. On or about February 26, 2026 (the “Liquidation Date”), each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of each Fund, AXS Investments LLC, the Funds’ advisor, may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of a Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective. Shareholders of each Fund may sell their holdings on the Cboe BZX Exchange, Inc. on or prior to the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, we cannot assure you that there will be a market for your shares.

Please contact the Funds at 1-833-297-2587 if you have any questions or need assistance.

Please file this Supplement with your records.